UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 1, 2007
Discover Card Master Trust I
(Exact name of issuing entity as specified in charter)
Discover Bank
(Exact name of sponsor and depositor as specified in charter)

Delaware	000-23108	51-0020270

(State of Organization)	(Commission File Number)	(IRS Employer Identification No.)

c/o Discover Bank 12 Read’s Way
New Castle, Delaware	19720

(Address of principal executive offices)	(Zip Code)
Registrant’s Telephone Number, including area code: (302) 323-7434
Former name or former address, if changed since last report: Not Applicable
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
     In connection with the issuance of Series 2007-3, Latham & Watkins LLP, counsel to Discover Bank and the Discover Card Master Trust I (the “Trust”), has delivered (i) an opinion to Discover Bank (as originator of the Trust), dated May 1, 2007, regarding the legality of the Series 2007-3 Certificates upon issuance and sale thereof on May 3, 2007; and (ii) an opinion to Discover Bank (as originator of the Trust), dated May 1, 2007, as to certain federal tax matters concerning the Series 2007-3 Certificates. A copy of the opinion as to legality is filed as Exhibit 5.1, and the opinion as to certain tax matters is filed as Exhibit 8.1 to this Current Report on Form 8-K.

Item 9.01 Exhibits

Exhibit No.	Description	Page

Exhibit 5.1	Opinion of Latham & Watkins LLP

Exhibit 8.1	Opinion of Latham & Watkins LLP as to certain federal tax matters concerning the Class A and Class B Certificates of Subseries 1 and Subseries 2 of Series 2007-3

Exhibit 23.1	Consent of Latham & Watkins LLP (included in Exhibit 5.1)

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Discover Bank (as Depositor of Discover Card Master Trust I)
Date: May 1, 2007	By:	/s/ Michael F. Rickert
Michael F. Rickert
Vice President, Chief Financial Officer and Treasurer

INDEX TO EXHIBITS

Exhibit No.	Description	Page

Exhibit 5.1	Opinion of Latham & Watkins LLP

Exhibit 8.1	Opinion of Latham & Watkins LLP as to certain federal tax matters concerning the Class A and Class B Certificates of Subseries 1 and Subseries 2 of Series 2007-3

Exhibit 23.1	Consent of Latham & Watkins LLP (included in Exhibit 5.1)